                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                                September 3, 2004
                                -----------------
                      (Date of the earliest event reported)



                             Simulations Plus, Inc.
                             ----------------------
             (Exact name of Registrant as specified in its charter)


         California                                              95-4595609
         ----------                                              ----------
(State or other jurisdiction                                  (I.R.S. Employer
      of incorporation)                                      Identification No.)

                                     0-21665
                                     -------
                            (Commission File Number)

                 1220 West Avenue J, Lancaster, California 93534
                 -----------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (661) 723-7723
                                 --------------
               Registrant's telephone number, including area code

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective September 1, 2004, Simulations Plus, Inc., a California corporation (the "Company"), has engaged Rose, Snyder & Jacobs, CPA's to replace Singer Lewak Greenbaum & Goldstein, LLP as auditors of the Company. This change was made in order to reduce accounting expenses to the Company, and there were no disagreements with Singer Lewak Greenbaum & Goldstein, LLP on any matter of accounting principles that was subject to Item 304(a)(1) of Regulation S-K.

         During the fiscal years ended August 31, 2003 and 2002, and through August 31, 2004, the Company did not consult Rose, Snyder & Jacobs, CPA's regarding either:

         (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Rose, Snyder & Jacobs concluded was an important factor considered by the Company, in reaching a decision as to the accounting, auditing and financial reporting issue; or

         (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K)



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Exhibits

99.1     Press release dated September 3, 2004

Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            SIMULATIONS PLUS, INC.



Dated: September 3, 2004                    By: /s/ Momoko Beran
                                                -----------------------
                                                Momoko A. Beran
                                                Chief Financial Officer

                                 EXHIBITS INDEX


Exhibit Number             Description
--------------             -----------

     99.1             Press release, dated September 3, 2004